American Century Investment Trust
PROSPECTUS SUPPLEMENT

PRIME MONEY MARKET

Supplement dated February 10, 2003 * Prospectus dated December 20, 2002
                                     (A Class, B Class, C Class
                                      and Advisor Class)

The following replaces footnote 2 under the Annual Operating Expenses chart on page 4 of the prospectus.

  (2) The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate such financial intermediaries for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor, and a portion is used to compensate them for distribution and other shareholder services. For more information, see Service and Distribution Fees, page
      18. American Century may voluntarily waive the receipt of all or a portion of the 12b-1 fee, or may voluntarily agree to bear fund expenses, to assist the manager's efforts to maintain a $1.00 net asset value per share. Voluntary fee waivers or expense reimbursements may be imposed to enhance the fund's yield during periods when fund operating expenses have a significant impact on the fund's yield due to low interest rates. Any such fee waiver is voluntary and temporary, and may be revised or terminated at any time by American Century without notice. There is no guarantee that the fund will maintain a $1.00 net asset value per share or a positive yield.

SH-SPL-33465   0302